SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment to Form 8-K, filed June 25, 2003)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: June 25, 2003

INSTANET, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA

(State of Incorporation)

333-56250	84-1575085
(Commission File No.)	(I.R.S. Employer Identification Number)

480 South Holly Street, Denver, CO	80246
(Address of Principal Executive Offices)	(Zip Code)

(303) 316-8577

(Registrant’s Telephone Number)

Item 7. Financial Statements, Pro Forma Financial Information

The following unaudited pro forma combined statements of operations reflect the acquisition of VitaCube Systems, Inc. (“VitaCube”) by Instanet, Inc. (“Instanet”), through the exchange of stock, as if it had occurred on January 1, 2002. Instanet Inc. was formed January 2001 and was a development stage company.

The acquisition was accomplished on June 20, 2003 through the exchange of all of the outstanding common shares of VitaCube for 13,572,000 shares of Instanet common stock, representing a controlling interest in Instanet.

The acquisition of VitaCube is considered a reverse acquisition and accounted for under the purchase method of accounting. Under reverse acquisition accounting, VitaCube is considered the acquirer for accounting and financial reporting purposes, and acquired the assets and assumed the liabilities of Instanet. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their fair values. No adjustments have been made in the pro forma balance sheet to the carrying values of the Instanet assets acquired or liabilities assumed since management believes that their carrying values approximate fair value.

Instanet Inc.

Proforma Condensed

Consolidated Statement of Operations

Six Months Ended June 30, 2003

	Instanet Inc.	VitaCube Systems Inc.	Pro Forma Adjustments	Pro Forma As Adjusted
	(unaudited)	(unaudited)
Revenue:

Sales	$—	$753,084	$—	$753,084

Less: Sales Discounts	—	(14,030)	—	(14,030)

Net Revenue	—	739,054	—	739,054

Cost of Goods Sold	—	272,331	—	272,331

Gross Profit	—	466,723	—	466,723

Expenses:
Selling and marketing	—	684,180	—	684,180
General and administrative	16,020	366,393	—	382,413
Depreciation and amortization	—	41,658	—	41,658

Total operating expenses	16,020	1,092,231	—	1,108,251

Interest expense	—	(91,929)	—	(91,929)

NET LOSS	$(16,020)	$(717,437)	$—	$(733,457)

Net loss per share of common stock-basic and diluted	$(0.01)			$(0.05)

Weighted average number of common shares outstanding	15,101,667			15,101,667 (1)

Instanet Inc.

Proforma Condensed

Consolidated Statement of Operations

Year Ended December 31, 2002

	Instanet Inc.	VitaCube Systems Inc.	Pro Forma Adjustments	Pro Forma As Adjusted

Revenue:

Sales	$—	$1,010,300	$—	$1,010,300
Less: Sales Discounts	—	(26,743)	—	(26,743)

Net Revenue	—	983,557	—	983,557

Cost of Goods Sold	—	291,132	—	291,132

Gross Profit	—	692,425	—	692,425

Expenses:
Selling and marketing	—	1,178,619	—	1,178,619
General and administrative	14,127	792,168	—	806,295
Research and development	—	88,456	—	88,456
Depreciation and amortization	—	82,106	—	82,106

Total operating expenses	14,127	2,141,349	—	2,155,476

Interest expense	—	(156,928)	—	(156,928)

NET LOSS	$(14,127)	$(1,605,852)	$—	$(1,619,979)

Net loss per share of common stock-basic and diluted	$(0.01)			$(0.11)

Weighted average number of common shares outstanding	1,508,000			15,080,000 (1)

4

Instanet Inc.

Proforma Condensed

Consolidated Statement of Operations

Year Ended December 31, 2002

(1) Proforma adjustments include the following:

The weighted average shares outstanding after the acquisition represents the issuance of 13,572,000 shares of common stock of Instanet to the shareholders of VitaCube. The weighted average shares outstanding were computed as if the shares issued in connection with the acquisition had been outstanding for the entire period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, State of Colorado, on August 18, 2003.

INSTANET, INC.

By:	/s/ Sanford D. Greenberg
Sanford D. Greenberg